UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 27, 2004
                                                          ---------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                        0-25505                52-2134774
-----------------------------      ---------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                     20007
----------------------------------------                     -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01     Regulation FD Disclosure
              ------------------------

        On Friday, August 27, 2004, the West Virginia Insurance Commission approved NCRIC's rate filing. The approved increase of 9.5%, combined with a 9.8% increase that was approved in January, will enable NCRIC to offer renewals to West Virginia policyholders with expiring policies between September 1, 2004 and December 31, 2004. These policies represent approximately $4 million in direct premiums written.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               NCRIC GROUP, INC.



DATE: August 31, 2004      By: /s/ Rebecca B. Crunk
                               ---------------------------
                               Rebecca B. Crunk
                               Senior Vice President and Chief Financial Officer